UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 14, 2015

ASPIRITY HOLDINGS LLC
(Exact Name of Registrant as Specified in Charter)

Minnesota	333-179460	27-1658449
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16233 Kenyon Ave., Suite 210, Lakeville, Minnesota	55044
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(952) 241-3103

TWIN CITIES POWER HOLDINGS, LLC
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 14, 2015, Twin Cities Power Holdings, LLC (the “Company”) filed an Amendment to its Articles of Organization reflecting its name change to “Aspirity Holdings LLC”, effective July 14, 2015. In connection with the Company’s name change, the Company’s Board of Governors amended the Company’s bylaws to reflect the name Aspirity Holdings LLC, also effective July 14, 2015.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Articles of Amendment and Restatement of Aspirity Holdings LLC (formerly known as Twin Cities Power Holdings, LLC), effective July 14, 2015.
3.2	Amended and Restated Bylaws of Aspirity Holdings LLC (formerly known as Twin Cities Power Holdings, LLC), effective July 14, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPIRITY HOLDINGS LLC

Date: July 15, 2015	By	/s/ Wiley H. Sharp III
Wiley H. Sharp III
	Its	Vice President – Finance and Chief Financial Officer

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